SEXTANT MUTUAL FUNDS

# Short-Term Bond Fund

**Ticker Symbol: STBFX**

**March 29, 2024**

**SUMMARY PROSPECTUS**

*Before you invest, you may want to review Sextant Short-Term Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's* ***prospectus*** *and other information about the Fund, including the* ***statement of additional information*** *and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 29, 2024 are incorporated by reference into this Summary Prospectus.*

Sextant Short-Term Bond Fund

Investment Objective

Capital preservation and current income.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Short-Term Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short-Term Bond Fund	Sextant Short-Term Bond
Management Fees[1]	0.50%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and Expense Reimbursement[2]	-0.28%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.60%

[1]

Management Fees in the table have been restated to reflect current fees. Effective March 31, 2023, the management fee paid to Saturna Capital Corporation, the Fund's Adviser, for providing services to the Fund is 0.50% of average daily net assets of the Fund. Prior to this date, the management fee consisted of a basic fee at an annual rate of 0.50% of the Fund's average net assets and a positive or negative performance adjustment of up to an annual rate of 0.20% (applied to the average assets at the end of each month), resulting in a total minimum fee of 0.30% and a total maximum fee of 0.70%. The average monthly management fee for the year ended November 30, 2023 was 0.52% (annual rate).

[2]

The Adviser has committed through March 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Sextant Short-Term Bond	$61	$281	$488	$1,084

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.06% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in bonds, including corporate and government bonds. The Fund typically invests in US bonds. Under normal circumstances, the Fund’s dollar-weighted average maturity does not exceed three years. The Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g., Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, and may invest up to 20% of its net assets in unrated and high-yield bonds (“junk bonds”). Investment-grade investments may include “split rated” securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency.

Principal Risks of Investing

Market Risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

High yield risk: Bonds that are unrated or rated below investment grade, which are known as “junk bonds,” typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield

Sextant Short-Term Bond Fund

securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value. Unrated securities present additional uncertainty because of the difficulties in determining their comparability to rated securities. Unrated securities are often comparable to below investment-grade securities.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Large transaction risk: A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2022	-2.53%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2023
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	3.96%	1.23%	1.12%	2.95%
Return after taxes on distributions	3.10%	0.59%	0.54%	1.78%
Return after taxes on distributions and sale of Fund shares	2.33%	0.65%	0.58%	1.44%
Bloomberg US Aggregate 1-3 Year Index (reflects no deduction for fees, expenses, or taxes)
	4.65%	1.46%	1.26%	3.26%

[1]	Sextant Short-Term Bond Fund began operations September 28, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Short-Term Bond Fund’s investment adviser.

Portfolio Managers

Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which she has managed since 2023. Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2023. Previously, from March 2020 to March 2023, Ms. Alm was deputy portfolio manager and Mr. Zurbrugg was portfolio manager of the Fund.

Sextant Short-Term Bond Fund

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Short-Term Bond Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request
Write:	Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Telephone request
Call:	888-732-6262 or 360-734-9900
Online
Visit:	www.sextantfunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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